Convertible Debts	12 Months Ended
Dec. 31, 2012
Notes to Financial Statements
Note 12 - Convertible Debts

On February 15, 2013, the Company issued a convertible note of $45,000. The note accrues interest at 12% per annum and matures on April 16, 2013. The note is convertible into shares of Company’s common stock at a conversion price of $0.01 per share. The difference between the effective conversion price of the convertible notes into shares of the Company’s common stock, and the fair value of the Company’s common stock on the date of issuance of the convertible notes, resulted in a beneficial conversion feature in the amount of $16,875. In addition, upon the issuance of convertible note, the Company issued 2,500,000 shares of the Company's common stocks (See note 7). The Company has recorded a debt discount in the amount of $28,125 to reflect the value of the common stocks as a reduction to the carrying amount of the convertible debt and a corresponding increase to common stocks and additional paid-in capital. The total discount of $45,000 will be amortized over the term of the debt. Amortization for the three months ended March 31, 2013 was $33,750.

On February 28, 2013, the Company issued two convertible notes totaling $200,000. The notes accrue interest at 12% per annum and mature on April 29, 2013. The notes are convertible into shares of Company’s common stocks at a conversion price of $0.01 per share. The difference between the effective conversion price of the convertible notes into shares of the Company’s common stock, and the fair value of the Company’s common stock on the date of issuance of the convertible notes, resulted in a beneficial conversion in the amount of $200,000. The total discount of $200,000 will be amortized over the term of the debt. Total amortization for the two convertible notes for the three months ended March 31, 2013 was $100,000.